SCUDDER
                                                                     INVESTMENTS

Scudder Real Estate Securities Portfolio

Supplement to the currently effective prospectuses
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The following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Portfolio" section of the prospectus.

The following people handle the day-to-day management of the Portfolio.


Karen J. Knudson, Partner of RREEF        Mark D. Zeisloft, CFA, Managing
and Co-Manager of the Portfolio.          Director of RREEF and Co-Manager
  o Joined RREEF in 1995.                 of the Portfolio.
  o Over 20 years of investment            o Joined RREEF in 1996.
    industry experience.                   o Over 12 years of investment
  o MBA, University of California at         industry experience.
    Berkeley.                              o MBA, University of Chicago.

John F. Robertson, CFA, Partner of RREEF and Co-Manager of the Portfolio.
  o Joined RREEF in 1997.
  o Prior to that, Assistant Vice
    President of Lincoln Investment
    Management responsible for REIT
    research.




















               Please Retain This Supplement for Future Reference

March 1, 2004